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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15 of the
                        Securities Exchange Act of 1934

                       Date of Report:  February 14, 1996
               Date of Earliest Event Reported:  February 7, 1996



                            TCI COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

             0-5550                                         84-0588868
     (Commission File Number)               (I.R.S. Employer Identification No.)


                                TERRACE TOWER II
                                5619 DTC Parkway
                        Englewood, Colorado  80111-3000
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (303) 267-5500
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ITEM 5.  OTHER EVENTS.
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     Pursuant to a registration statement on Form S-3 (File No. 33-64329) (the
"Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on December 15, 1995, the Registrant has registered its senior, senior subordinated and subordinated debt securities (the "Debt Securities"), for delayed or continuous offering to the public pursuant to Rule 415 under the Act, for a maximum aggregate initial offering price of $1.16 billion (or the equivalent thereof denominated in one or more foreign currencies, foreign currency units or composite currencies). Reference is made to the Registration Statement for further information concerning the terms of the Debt Securities registered pursuant to the Registration Statement and the offering thereof.

     On February 7, 1996, an underwriting agreement (the "Underwriting Agreement"), substantially in the form of Exhibit 1.1 to the Registration Statement, was executed by Salomon Brothers Inc., Bear, Stearns & Co. Inc., CS First Boston Corporation, Lehman Brothers, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives (the "Representatives") of the several underwriters named therein (the "Underwriters"), providing for the sale by the Registrant to, and the offering to the public by, the Underwriters of $400,000,000 principal amount of the Registrant's 6 7/8% Senior Notes Due February 15, 2006 (the "Notes") and $600,000,000 principal amount of the Registrant's 7 7/8% Senior Debentures due February 15, 2026 (the "Debentures"), each of which are a series of senior Debt Securities. The sale of the Notes and the Debentures to the Underwriters pursuant to the

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Underwriting Agreement was consummated on February 14, 1996.  The net proceeds to the Registrant from the sale of the Notes and the Debentures was $990,814,000 before deducting expenses of the Registrant. The Underwriting Agreement is filed as Exhibit 1.1 hereto. The Registrant has estimated that expenses of $100,000 will be payable by it in connection with the sale of the Notes and Debentures.

     The Notes and the Debentures were issued pursuant to an indenture, dated as of December 20, 1995, in the form filed as Exhibit 4.10 to the Company's Current Report on Form 8-K, dated December 21, 1995 (the "Indenture"), between the Company and The Bank of New York, as Trustee. The description of certain provisions of the Indenture, the Notes and the Debentures, and information concerning the terms of the purchase and offering to the public by the Underwriters of the Notes and Debentures, are incorporated herein by reference
(i) to the section entitled "Description of Debt Securities -- Senior Debt Securities" of the Prospectus, dated February 7, 1995 (the "Prospectus"), and
(ii) to the sections entitled "Description of Securities" and "Underwriting" in the Prospectus Supplement thereto, dated February 7, 1995 (the "Prospectus Supplement"), each of which has been filed with the Commission pursuant to Rule 424(b) under the Act. The forms of Note and Debenture are filed as Exhibits 4.1 and Exhibit 4.2 hereto, respectively.

     Pursuant to Item 601(a) of Regulation S-K promulgated by the Commission ("Regulation S-K"), the Registrant filed as Exhibit 5 to the Registration Statement an opinion, dated December 6, 1995, rendered to the Registrant by Baker & Botts, L.L.P., counsel to the Registrant, as to the matters referred to in Item 601(b)(5)(i) of Regulation S-K with respect to the Debt Securities generally. On February 14, 1996, Baker & Botts, L.L.P. rendered to the Registrant an

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opinion (the "Opinion") as to such matters specifically relating to the Notes and Debentures. A copy of the Opinion is filed as Exhibit 5.1 hereto and includes the consent of Baker & Botts, L.L.P. (the "Consent") to the reference to its name in the Prospectus Supplement.

     The Registrant is filing this Current Report on Form 8-K in order to cause the Underwriting Agreement, the form of Note, the form of Debenture, the Opinion and the Consent to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Registrant does not believe that any of the Underwriting Agreement, the form of Note, the form of Debenture, the Opinion, the Consent or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits
--------
1.1 Underwriting Agreement, dated February 7, 1996 between the Representatives on behalf of the several Underwriters named in Exhibit B thereto and the Registrant.
4.1        Form of 6 7/8% Senior Note due February 15, 2006.
4.2        Form of 7 7/8% Senior Debenture due February 15, 2026.

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5.1        Opinion, dated February 14, 1996, of Baker & Botts, L.L.P., counsel to the Registrant, as to legality of the 6 7/8% Senior Notes due February 15, 2006 and 7 7/8% Senior Debentures due February 15, 2026.
23.1       Consent of Baker & Botts, L.L.P. (included in Exhibit 5.1).

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 14, 1996
                                    TCI COMMUNICATIONS, INC.
                                    (Registrant)



                                    By:  /s/ Brendan R. Clouston
                                       ------------------------------
                                         Name:  Brendan R. Clouston
                                         Title: President

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                                 EXHIBIT INDEX
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Exhibits
--------

1.1 Underwriting Agreement, dated February 7, 1996 between the Representatives on behalf of the several Underwriters named in Exhibit B thereto and the Registrant.
4.1     Form of 6 7/8% Senior Note due February 15, 2006.
4.2     Form of 7 7/8% Senior Debenture due February 15, 2026.
5.1 Opinion, dated February 14, 1996, of Baker & Botts, L.L.P., counsel to the Registrant, as to legality of the 6 7/8% Senior Notes due February 15, 2006 and 7 7/8% Senior Debentures due February 15, 2026.
23.1    Consent of Baker & Botts, L.L.P. (included in Exhibit 5.1).


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